UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 14, 2012

Cameron International Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-13884	76-0451843
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1333 West Loop South, Suite 1700, Houston, Texas	77027
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  713-513-3300

Not Applicable

(Registrant’s Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 to the Current Report on Form 8-K/A (this “Amendment”) is being filed by Cameron International Corporation (the “Company”) to amend Item 9.01(d) of the Current Report on Form 8-K filed by the Company on May 17, 2012 with the Securities and Exchange Commission (the “Original 8-K”) in connection with the closing of the public offering of $250.0 million aggregate principal amount of the Company’s 1.60% Senior Notes due 2015 and $250.0 million aggregate principal amount of the Company’s 3.60% Senior Notes due 2022.  This Amendment hereby amends, restates and replaces in its entirety Item 9.01(d) of the Original 8-K with Item 9.01(d) below.  No other modification to the Original 8-K is being made by this Amendment, and all other information in the Original 8-K is hereby incorporated by reference into this Amendment.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

1.1**

Underwriting Agreement, dated May 14, 2012, between the Company and Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and RBS Securities Inc., as representatives of the several underwriters identified therein, in connection with the offer and sale of $250.0 million in aggregate principal amount of the Company’s1.60% Senior Notes due 2015 and $250.0 million in aggregate principal amount of the Company’s 3.60% Senior Notes due 2022.

4.1*	Indenture, dated as of May 17, 2012, between the Company and Union Bank, N.A., as trustee.

4.2**	First Supplemental Indenture, dated as of May 17, 2012, between the Company and Union Bank, N.A., as trustee, with respect to the Company’s 1.60% Senior Notes due 2015.

4.3**	Second Supplemental Indenture, dated as of May 17, 2012, between the Company and Union Bank, N.A., as trustee, with respect to the Company’s 3.60% Senior Notes due 2022.

4.4**	Form of Global Note for the Company’s 1.60% Senior Notes due 2015 (included in Exhibit 4.2).

4.5**	Form of Global Note for the Company’s 3.60% Senior Notes due 2022 (included in Exhibit 4.3).

5.1**	Opinion of Vinson & Elkins L.L.P.

12.1**	Computation of Ratio of Earnings to Fixed Charges.

23.1**	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).

99.1**	Press Release of the Company, dated May 14, 2012.

*              Filed herewith.

**           Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMERON INTERNATIONAL CORPORATION

Date: May 22, 2012	By:	/s/ Grace B. Holmes
Grace B. Holmes
Vice President, Corporate Secretary and Chief Governance Officer

Exhibit Index

Exhibit No.	Description

1.1**

Underwriting Agreement, dated May 14, 2012, between the Company and Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and RBS Securities Inc., as representatives of the several underwriters identified therein, in connection with the offer and sale of $250.0 million in aggregate principal amount of the Company’s1.60% Senior Notes due 2015 and $250.0 million in aggregate principal amount of the Company’s 3.60% Senior Notes due 2022.

4.1*	Indenture, dated as of May 17, 2012, between the Company and Union Bank, N.A., as trustee.

4.2**	First Supplemental Indenture, dated as of May 17, 2012, between the Company and Union Bank, N.A., as trustee, with respect to the Company’s 1.60% Senior Notes due 2015.

4.3**	Second Supplemental Indenture, dated as of May 17, 2012, between the Company and Union Bank, N.A., as trustee, with respect to the Company’s 3.60% Senior Notes due 2022.

4.4**	Form of Global Note for the Company’s 1.60% Senior Notes due 2015 (included in Exhibit 4.2).

4.5**	Form of Global Note for the Company’s 3.60% Senior Notes due 2022 (included in Exhibit 4.3).

5.1**	Opinion of Vinson & Elkins L.L.P.

12.1**	Computation of Ratio of Earnings to Fixed Charges.

23.1**	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).

99.1**	Press Release of the Company, dated May 14, 2012.

*              Filed herewith.

**           Previously filed.